                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         August 24, 2005
                                                --------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

           KANSAS                       0-22760                  48-1099142
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

     15301 W. 109th Street  Lenexa, Kansas                          66219
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    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code            (913) 647-0158
                                                  ------------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 8.01   Other Events

     On August 24,  2005  Elecsys  Corporation  (the  "Company")  issued a press
release   announcing   that  the  Company  is  planning  a  new  production  and
headquarters  facility. A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

          (c)  EXHIBITS. The following exhibits are filed herewith:

          99.1     Press Release dated August 24, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

         Date:  August 24, 2005
                                  ELECSYS CORPORATION

                                  By:   /s/ Todd A. Daniels
                                     ----------------------------------------
                                      Todd A. Daniels
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                                         Description
-------                                    -------------------------------------
   99.1                                     Press release dated August 24, 2005